Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE TO ACCREDITED INVESTORS PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D OR UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

Name of Subscriber: An Fengbin

Andatee China Marine Fuel Services Corporation

Unit C, No.68 of West Binhai Road

Xigang District, Dalian, P.R. of China

Ladies and Gentlemen:

1.           Subscription.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase such number of shares of common stock as set forth on the signature page hereto (the “Shares”) of Andatee China Marine Fuel Services Corporation (the “Company”).

2.           Purchase.

a.           I hereby tender to the Company, a check or wire transfer (information to be provided to me on my request) made payable to “Andatee China Marine Fuel Services Corporation” for such number of shares of the Company’s common stock as indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto.

b.           This offering will continue until the earlier of: (i) December 31, 2015 or (ii) the Company’s receipt of the purchase consideration for the Shares in the amount set forth on the Signature page, unless extended without notice by the Company for up to two (2) additional 30-day periods (the “Termination Date”).  Upon the earlier of a Closing (defined below) for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3.           Acceptance or Rejection of Subscription.

a.           I understand and agree that the Company reserves the right to reject this subscription for the Shares, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.           In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect.  In the event my subscription is accepted and the offering is completed, the subscription funds shall be released to the Company.

4.           Closing.  The closing (“Closing”) of this offering may occur any time and from time to time before the Termination Date.  There is no minimum offering.  The Shares subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Shares has occurred. The Investor understands and acknowledges that (i) no fees or commission are paid in connection with the purchase of the Shares, and (ii) the Company will utilize the proceeds of this purchase for general corporate and working capital purposes, including, among others, the Company’s payment of its outstanding Delaware franchise taxes.

5.           Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Shares are being sold without registration under the Securities Act. I have received and reviewed all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Shares are speculative investments, which involve a high degree of risk of the loss of my entire investment. I also understand that the Company has not completed its most recent audit of the 2014 consolidated financial statements and has not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 or its subsequent Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2015, respectively. Further, I understand that, consistent with the Company’s public disclosures to date, the Company significantly curtailed its operations which resulted in material adverse effect on the Company’s revenues in the first quarter of 2015 and likely to have similar effects on the Company’s financial performance in the immediate future. I also understand that, as a result of its inability to file the foregoing public reports required under the U.S. federal securities laws, the Company’s securities are no longer listed for trading on the Nasdaq Stock Market. I fully understand the nature of the risks involved in purchasing the Shares and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Shares and have, in particular, reviewed each of the risk factors set forth in the Company’s publicly available filings. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Shares.

6.           Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.           I am aware that my investment involves a high degree of risk and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of such agreement.

b.           I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.           I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of the Shares, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.           I am purchasing the Shares for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities.  I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.  I hereby authorize the Company to place a legend denoting the restrictions on the Shares that may be issued to me.

e.           Except as described in my Investor Questionnaire, I am not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”); I am not and have not, for a period of 12 months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of FINRA; and I do not own any stock or other interest in any member of FINRA (other than interests acquired in open market purchases).

f.            I recognize that the Shares, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment.  I believe that the investment in the Shares is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

g.           I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Shares and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

h.           I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.  I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

i.            I have relied solely upon my own investigation in making a decision to invest in the Company.

j.            I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business.  I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

k.          I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

l.            I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

m.           I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” category.  I can bear the entire economic risk of the investment in the Shares for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of early stage publicly traded companies.  I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

n.           I understand that (1) the Shares have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

o.           I understand that (1) since neither the offer nor sale of the Shares has been registered under the Securities Act or the securities laws of any state, the Shares may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (2) it is not anticipated that there will be any market for the resale of the Shares.

p.           I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

q.           If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

r.            The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.  I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7.           Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

8.           Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.           Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

10.         Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

11.         Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

12.         Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:	Andatee China Marine Fuel Services Corporation

Unit C, No.68 of West Binhai Road

Xigang District, Dalian, P.R. of China

or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

13.         Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

14.         Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

15.         Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

16.         Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SHARES ARE SUBJECT TO REGISTRATIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SUBSCRIPTION AMOUNT AND NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR HEREBY ARE:

$380,000	8,775,982 SHARES OF COMMON STOCK

Manner in Which Title is to be Held.  (check one)

☐	Individual Ownership	☐	Community Property
☐	Joint Tenant with Right of Survivorship (both parties must sign)
☐	Partnership	☐	Tenants in common
☐	Corporation Trust	☐	IRA or Keogh
☐	Other (please indicate)

INDIVIDUAL INVESTOR

Signature (Individual)

Signature (Joint) (all record holders must sign)

Name(s) Typed or Printed
Address to Which Correspondence Should be Directed

City, State and Zip Code

Tax Identification or Social Security Number

*

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on 18th day of December, 2015.

Andatee China Marine Fuel Services Corporation

Dated: December 18, 2015	By:	/s/ Zhenyu Wu
Name: Zhenyu Wu
Its: Chairman of the Audit Committee, Independent Director

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I,		, the
	(name of signatory)		(title)

of ________________________________________ (“Entity”), a ________________________
(name of entity)	(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2015.

(Signature)